SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

Filed by the Registrant	[ x ]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
		[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11)c) or Rule 14a-12

Timberline Software Corporation
(Name of Registrant as Specified in Its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.
[ ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
[ ]	Fee paid previously with preliminary materials
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration No.:
3) Filing Party:
4) Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 30, 2002

The annual meeting of shareholders of Timberline Software Corporation will be held at 4:00 p.m. on Tuesday, April 30, 2002, at the principal offices of the corporation located at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon.  At the meeting we will ask you to:

 1.  Elect four directors; and
 2.  Transact such other business as may properly come before the annual meeting or any adjournments thereof.

 If you were a shareholder of record at the close of business on March 11, 2002, you may vote at the annual meeting or any adjournments thereof.

 Further information regarding voting rights and the business to be transacted at the annual meeting is given in the accompanying proxy statement.  We appreciate your continued interest as a shareholder in the affairs of our company.

BY ORDER OF THE BOARD OF DIRECTORS

Carl C. Asai, Corporate Secretary

March 20, 2002
Beaverton, Oregon

YOUR VOTE IS IMPORTANT

We cordially invite all shareholders to attend the annual meeting personally.  Whether or not you are able to attend, please be sure to sign, date and promptly return your proxy in the enclosed pre-paid envelope.

Timberline Software Corporation | 15195 NW Greenbrier Parkway | Beaverton, Oregon 97006.5701 | 503.690.6775 | www.timberline.com

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF TIMBERLINE SOFTWARE CORPORATION
April 30, 2002

We are planning to hold our annual shareholders meeting at 4:00 p.m. on Tuesday, April 30, 2002, at the principal offices of the corporation located at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon. At the meeting, we will ask you to vote on the election of four directors.

We are sending you this proxy statement to provide you with important information about the business to take place at the meeting. We are providing this information so that you will be fully informed when you vote your shares.

If you owned shares of common stock of record as of March 11,2002, you may vote at the annual meeting. If your shares are held by a broker, bank or other nominee (in "street name"), you must give voting instructions to that nominee. To have a quorum to conduct business, there must be a majority of the outstanding shares represented at the meeting, in person or by proxy. An abstention from a given matter will not affect the presence of the shares as to determination of a quorum.

The Board of Directors is soliciting proxies to be used at the meeting. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy form.

You may revoke your proxy at any time before the vote is taken at the meeting. If you are the record holder of your shares, you may revoke your proxy by submitting a proxy bearing a later date or by notifying the Corporate Secretary of Timberline Software Corporation (personally in writing or by mail) of your wish to revoke your proxy. You may also revoke your proxy by oral request if you are present at the meeting.

            If your shares are held in street name, you must contact the nominee holder of the shares to revoke a proxy or to change your vote. You will not be able to vote or revoke a proxy at the meeting if your shares are held in street name.

You may still attend the meeting even if you have submitted a proxy. You should be aware that simply attending the meeting will not, of itself, revoke a proxy.

We are mailing this proxy statement on or about March 20, 2002. We are paying the entire cost of solicitation of proxies, including expenses incurred by banks, brokers, and other nominees in forwarding soliciting materials to their principals and obtaining authorization for the execution of proxies.

Business of the Meeting

Agenda Item 1.   Election of Directors

At the meeting, you will be asked to vote on the election of four directors.  Directors are elected by a plurality of votes, which means that nominees receiving the most votes are elected, regardless of how many votes they receive. You may not accumulate votes in the election of directors. Rather, each shareholder may cast votes for each of the open positions equal to the number of shares held.

Our bylaws provide for a Board of Directors consisting of not less than two and not more than nine directors, with the exact number determined from time to time by resolution of the Board of Directors. The Board of Directors currently consists of five directors. However, Mr. Matthew W. Chapman, who was appointed to the Board of Directors in May 2001, will not stand for election at the annual meeting. Effective as of the date of the 2002 annual meeting of shareholders, the Board of Directors has set the number of directors at four.

The Board of Directors is nominating Thomas P. Cox, James A. Meyer, Curtis L. Peltz, and Donald L. Tisdel, for election to serve one-year terms. All of the nominees are currently serving as directors.

If you submit a completed proxy, the individuals named as proxy holders will vote your shares as you instruct. If you do not specify your choices, then the persons named in the proxy will vote for the election of the nominees listed above.

If any of the nominees is not available for election, your shares will be voted for a substitute nominee chosen by the Board of Directors. We believe all nominees will be available for election. We recommend a vote FOR the election of all nominees.

Information about our Directors

Matthew W. Chapman, age 51, was appointed as a director of Timberline in May 2001. Mr. Chapman served as the chairman and chief executive officer of Concentrex, Inc., a leading provider of software and related services to the financial services industry, which was acquired by John H. Harland Company. In January 2002, Mr. Chapman became president and chief executive officer of Centrisoft Corporation. He also serves on the board of directors of Microchip Technology, Inc. Mr. Chapman will not stand for election to Timberline's Board of Directors at the 2002 annual shareholders meeting.

Thomas P. Cox, age 67, has been a director of Timberline since 1998.  Prior to his retirement in 1999, he served as Executive Vice President, a position he held since April 1998.  Mr. Cox joined Timberline in 1982 as Vice President - Finance and became Senior Vice President - Finance in 1986.

James A. Meyer, age 65, serves as our Chairman of the Board of Directors and has been a director since 1980. Mr. Meyer is a private business investor.

Curtis L. Peltz, age 49, serves as our President and Chief Executive Officer, positions he has held since 1997 and 1998, respectively. Mr. Peltz has been with Timberline since 1978 in various management and product development positions.

Donald L. Tisdel, age 67, has been a director of Timberline since 1983.  Mr. Tisdel is Managing Director of Northwest Capital Appreciation, Inc., a merchant banking firm facilitating private equity investing and acquisitions of intermediate-size businesses. Since 1996, Mr. Tisdel has been involved in the management of Northwest Capital Partners I, L.P. and Northwest Capital Partners II, L.P., private equity investment partnerships.

Board Meetings and Committees

The Board of Directors met 12 times during 2001, and Messrs. Cox, Meyer, Peltz and Tisdel attended at least 75 percent of those meetings, as well as meetings of committees on which they served. Mr. Chapman attended at least 75% of the Board of Directors meetings in 2001 since his appointment to the Board in May 2001.

The Board of Directors has a standing audit committee that meets with our independent auditors to plan for and review the annual audit reports and to discuss the quarterly financial statements. The members of the audit committee are Messrs. Chapman, Meyer and Tisdel. The committee met once during 2001 to discuss the annual audit with the independent auditors. In addition, a representative of the committee met three times in 2001 with the independent auditors to discuss their review of the quarterly financial statements to be included in the quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

Each member of the audit committee is independent, as independence is defined under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Board has adopted an audit committee charter, which provides that employees of the company are not eligible to serve on the audit committee.  The charter further provides that at least one member shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  The Board believes that each of the current members of the audit committee has employment experience that provides them with appropriate financial sophistication to serve on the audit committee.

The Board of Directors has a standing compensation committee that makes recommendations to the full Board about compensation for executive officers, including salaries, bonuses and other benefits. The compensation committee consists of Messrs. Chapman, Cox, Meyer, and Tisdel. The committee held one meeting during 2001.

The Board of Directors has a standing administrative committee that is responsible for general oversight of management. In addition, the administrative committee administers the stock incentive plans. The administrative committee consists of Messrs. Chapman, Cox, Meyer, and Tisdel. The committee met twelve times during 2001.

After the 2001 annual meeting of shareholders, the Board of Directors established a standing nominating committee that is responsible for the nomination of the election of directors. The nominating committee consists of Messrs. Chapman, Cox, Meyer, and Tisdel. The committee met three times in 2001.

Compensation of Directors

Each director who is not an employee is paid $900 per month for services as a director, including services as a member of any committee of the Board of Directors. In addition, under the 1998 Stock Incentive Plan, Messrs. Cox, Meyer, and Tisdel each received, following the 2001 annual meeting of shareholders, non-statutory stock options covering 5,000 shares of common stock, exercisable at the fair market value of the common stock as of the date of grant. At the time of his appointment to the Board of Directors, Mr. Chapman received non-statutory stock options covering 5,000 share of common stock, exercisable at the fair market value of the common stock as of the date of grant.

Information about Executive Officers

The following is information about our executive officers other than Curtis L. Peltz, President and Chief Executive Officer, about whom information is provided above.

Carl C. Asai, age 49, was appointed Senior Vice President - Finance in December 1999, and serves as Chief Financial Officer, and Corporate Secretary, and Treasurer. Mr. Asai has been with Timberline since 1984 when he joined as corporate controller, becoming Vice President - Finance in April 1998. Prior to that time, Mr. Asai was employed by the predecessor firm of Deloitte & Touche LLP for ten years in various accounting and auditing positions.

James O. Campbell, age 45, was appointed Senior Vice President - Sales in December 1999. Mr. Campbell has held various sales management positions since joining Timberline in 1989.

John M. Geffel, age 49, was appointed Senior Vice President - Marketing in December 1999.  Mr. Geffel has held various marketing positions since joining Timberline in 1983.

Matthew S. Lange, age 38, is Senior Vice President - Product Development. Mr. Lange first joined Timberline in 1995, serving in the client services, quality assurance and product management areas. From September 1997 to April 1999, Mr. Lange was employed by Tektronix as a quality assurance manager in the color printing and imaging division. In April 1999, Mr. Lange returned to Timberline and in December was appointed Senior Vice President - Product Management and became Senior Vice President - Product Development in November 2000.

Carol A. Vega, age 44, was appointed Senior Vice President - Client Services in December 1999.  Ms. Vega has served in client services and product development since joining Timberline in 1978.  She has served in senior management positions in the client services area since 1996.

Executive Compensation

The following table shows compensation earned for the past three years by Curtis L. Peltz, Chief Executive Officer, and each of the four highest compensated executive officers who earned in excess of $100,000 per year.

Summary Compensation Table
	Annual Compensation
Name and Principal Position	Year	Salary	Bonus (1)	Other Annual Compensation (2)	Securities Underlying Options/SAR's	All Other Compensation(3)
Curtis L. Peltz, President, Chief Executive Officer	2001	$310,440	$25,000	--	46,924	$6,912
	2000	$300,000	$105,000	$9,286	124,390	$13,723
	1999	$210,000	$100,000	$8,311	47,158	$11,246

Carl C. Asai, Sr. Vice President - Finance, Chief Financial Officer	2001	$132,331	--	--	9,915	$2,946
	2000	$130,020	$8,126	$5,117	20,144	$9,285
	1999	$111,612	$8,816	$5,132	5,792	$7,737

James O. Campbell, Sr. Vice President - Sales	2001	$124,415	$53,084	--	10,667	$2,770
	2000	$125,040	$19,599	$3,411	26,424	$9,111
	1999	$75,597	$60,591	$3,905	8,480	$7,208

Matthew S. Lange, Sr. Vice President - Product Development	2001	$134,325	--	--	10,144	$1,745
	2000	$126,753	$8,126	$3,032	20,144	$5,542
	1999	$74,628	$8,025	--	8,000	$3,504

Carol A. Vega, Sr. Vice President - Client Services	2001	$129,370	$1,204	--	10,061	$2,880
	2000	$118,020	$22,252	$4,880	18,286	$8,349
	1999	$98,712	$15,157	$5,188	5,470	$6,896

_______________

(1)     Includes amounts paid in current year but attributable to previous year.
(2)     Represents profit-sharing payments made during the fiscal year.
(3)     Represents matching contributions to the 401(k) plan (for 2000 and 1999 only) and unused vacation pay accrued during the fiscal year and paid in the following year.

The following table sets forth information about stock options granted to the named executive officers during the year ended December 31, 2001:

	Options Granted in Last Fiscal Year
	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (1)
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price (Dollars per Share)	Expiration Date	5%	10%
Curtis L. Peltz	46,924	6.98%	$3.063	04/01/11	$90,376	$229,027
Carl C. Asai	9,915	1.48%	$3.063	04/01/11	$19,096	$48,393
James O. Campbell	10,667	1.59%	$3.063	04/01/11	$20,545	$52,063
Matthew S. Lange	10,144	1.51%	$3.063	04/01/11	$19,537	$49,511
Carol A. Vega	10,061	1.50%	$3.063	04/01/11	$19,377	$49,106

_______________

(1)   The potential realizable value of the options granted is calculated by multiplying the difference between the exercise price of the option and the market value per share of the underlying stock (assuming a 5% or 10%, as the case may be, compounded annual increase of the stock price from the date of grant to the final expiration of the option) by the number of shares underlying the options granted. The price appreciation assumptions are required disclosures under the rules of the Securities and Exchange Commission and should not be viewed as any expectation or prediction by the company of future value of the underlying common stock.

The following table sets forth information about stock options that were exercised by the named executive officers during the year ended December 31, 2001 and options held by such individuals as of the end of that year:

	Aggregate Option Exercises Last Fiscal Year and Fiscal Year-End Option Values
			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End (1)
Name	Number of Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Curtis L. Peltz	--	--	156,188	163,796	$260,384	$153,845
Carl C. Asai	7,000	$20,213	9,710	27,920	$1,156	$32,594
James O. Campbell	--	--	20,959	34,726	$28,788	$35,182
Matthew S. Lange	--	--	9,035	29,253	$1,156	$33,267
Carol A. Vega	--	--	25,752	26,511	$52,208	$32,703

_____________________

(1)   On December 31, 2001, the market price of the common stock was $6.00 per share.  For purposes of the table, stock options with an exercise price less than that amount are considered to be "in-the-money" and have a value equal to the difference between that amount and the exercise price of the stock option, multiplied by the number of shares covered by the stock option.

Change in Control Agreement

The Company has entered into a change in control agreement with Mr. Curtis L. Peltz. Upon the occurrence of a change in control, Timberline will pay Mr. Peltz 100% of his annual base salary. Mr. Peltz will receive an additional 200% of his annual base salary if he continues to work for Timberline or its successor for twenty-four months following the change in control or if Mr. Peltz's employment with Timberline is terminated without cause or with good reason (as defined in the agreement).

For purposes of this agreement, a "change in control" includes any transaction or series of transactions pursuant to which another party becomes a beneficial owner of at least 50% of the voting stock of Timberline or is a beneficial owner of at least 20% of the voting stock of Timberline, followed by a change of a majority of the members of the Board of Directors.

Report of the Compensation Committee on Executive Compensation

The compensation committee consists of the non-employee directors of Timberline. Its primary functions are to establish policies and programs for determining executive officer compensation and to approve the compensation of the executive officers, including the chief executive officer. The primary objectives of the committee's executive compensation policy are (i) to provide a total compensation package that is competitive in the industry in order to attract and retain qualified executives responsible for the company's success, (ii) to reward achievement of long-term and short-term corporate goals, and (iii) align executive performance with the goal of increasing shareholder value. The compensation package for executives includes a competitive base salary, cash bonuses, equity compensation to provide incentives for future success, and a competitive benefits package.

The committee believes that incentive compensation in the form of cash bonuses and equity compensation are important components of the total compensation package. These components provide incentives to achieve financial performance goals that serve to enhance shareholder value. In particular, stock options motivate executive officers to implement strategic plans that will enhance the value of their equity in the company by aligning their interests with those of all shareholders.

The committee reviews executive compensation on an annual basis, and focuses its review on salary, bonuses and equity compensation. The committee sets base salaries at levels it believes are fair and adequate to attract and retain qualified executive officers. Adjustments to base salary are based on the evaluation of each executive officer's performance, the overall financial performance of the company, and each officer's ability to develop and execute strategies to further the corporate goals. Based on the company's performance for 2000 and each executive officer's performance, all executive officers' base salaries were adjusted at the beginning of 2001. In November 2001, management recommended a 4% wage reduction, which applied to all employees and executive officers. The committee believes that the total compensation paid to executive officers in 2001 was reasonable.

In 2001, Curtis L. Peltz, President and Chief Executive Officer, received a base salary of $310,440, received a cash bonus in early 2001 of $25,000 for achieving some of Timberline's corporate goals in 2000 and was granted 46,924 non-qualified stock options. The committee believes this compensation was reasonable.

Submitted by the Compensation Committee:

Matthew W. Chapman
Thomas P. Cox
James A. Meyer
Donald L. Tisdel

Audit Committee Report

The audit committee operates under a written charter that was adopted in March 2000. Each of the members of the committee satisfies the definition of independent director as established by the Nasdaq National Market listing standards. The audit committee provides a vital oversight function of the financial reporting aspects of the company. Management is responsible for preparing the company's financial statements and the independent auditors are responsible for performing an independent audit of the company's audited financial statements in accordance with generally accepted auditing standards in the U.S. The audit committee is responsible for monitoring and overseeing these processes. In carrying out its duties, the audit committee:

  Reviews and discusses with management the scope of external audit activities and the audited financial statements of the company, as well as a review with management of the interim quarterly financial statements.
  Discusses with the company's independent auditors matters relating to the Statement on Auditing Standards No. 61.
  Receives disclosures from and discusses with the company's independent auditors, the auditor's independence in light of Independence Standards Board Standard No. 1.
  Makes a recommendation to the Board of Directors, based on the committee's review of the audited financial statements and its discussions with the company's independent auditors, as to whether the audited financial statements should be included in the company's annual report filed with the Securities and Exchange Commission on Form 10-K.

The audit committee has reviewed and discussed with management the audited financial statements, and has discussed with the company's independent auditors the matters required to be discussed by SAS 61. In addition, the audit committee has received written disclosures and a letter from the company's independent auditor as required by ISB Standard No. 1, and has discussed with the company's independent auditor the auditors' independence. Based on the foregoing reviews, discussions, and disclosures, the audit committee has recommended the inclusion of the audited financial statements in the annual report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Matthew W. Chapman
James A. Meyer
Donald L. Tisdel

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that all executive officers, directors and persons who beneficially own more than 10 percent of the common stock file reports of their beneficial ownership of common stock and periodically report changes in their ownership. These reports must be filed with the Securities and Exchange Commission with a copy sent to us.

Based solely upon our review of the copies of the filings made with the Securities and Exchange Commission and written certifications that we received with respect to the fiscal year ended December 31, 2001, we believe that all reporting persons made all required Section 16(a) filings with respect to such fiscal year on a timely basis.

Stock Performance Graph

The following graph illustrates the comparison of the five-year cumulative total return of the company's common stock to the Nasdaq U.S. Stocks Index and to the Nasdaq Computer & Data Processing Index. The graph assumes the investment of $100 on December 31, 1996, in Timberline common stock and each of the comparison indices, and assumes reinvestment of all dividends.

 Stock ownership of management and certain beneficial owners

The following table shows the number of shares that each of the directors and named executive officers beneficially owned as of March 11, 2002, and directors and executive officers as a group. The numbers indicate shares held directly with sole voting and investment power, unless otherwise indicated.

	Number of Shares		Percentage of Shares Outstanding
James A. Meyer	182,778	(1)	1.56%
Matthew W. Chapman	2,000	(2)	*
Thomas P. Cox	187,551	(3)	1.60%
Curtis L. Peltz	244,174	(4)	2.05%
Donald L. Tisdel	51,083	(5)	*
Carl C. Asai	42,626	(6)	*
James O. Campbell	45,885	(7)	*
Matthew S. Lange	17,286	(8)	*
Carol A. Vega	33,104	(9)	*
All directors and executive officers			6.87%
as a group (10 persons)	828,698	(10)

*  less than 1.0%

(1)     Includes 19,223 shares covered by options exercisable within 60 days after March 11.
(2)     Includes 2,000 shares covered by options exercisable within 60 days after March 11.
(3)     Includes 10,333 shares covered by options exercisable within 60 days after March 11.
         Also includes 61,994 shares held by his spouse.
(4)     Includes 204,708 shares covered by options exercisable within 60 days after March 11.
(5)     Includes 19,223 shares covered by options exercisable within 60 days after March 11.
(6)     Includes 17,351 shares covered by options exercisable within 60 days after March 11.
(7)     Includes 30,885 shares covered by options exercisable within 60 days after March 11.
(8)     Includes 17,286 shares covered by options exercisable within 60 days after March 11.
(9)     Includes 33,006 shares covered by options exercisable within 60 days after March 11.
(10)  Includes 369,230 shares covered by options exercisable within 60 days after March 11.

The following sets forth each person or entity known to us to have beneficial ownership of 5% or more of the common stock:

Name and address	Number of Shares	Percentage of Shares Outstanding
Cannell Capital LLC 150 California Street, Fifth Floor San Francisco, California 94111	1,386,300 (1)	11.86%
Artisan Partners Limited Partnership 1000 North Water Street, #1770 Milwaukee, WI 53202	1,029,937 (1)	8.81%
FMR Corp. 82 Devonshire Street Boston, MA 02109	694,875 (1)	5.94%

(1) Based solely on information as of December 31, 2001 provided on Schedule 13G filed with the Securities and Exchange Commission.  Shares are owned or held in one or more accounts for which the named shareholder is a registered investment adviser and exercises discretionary authority to vote or dispose of shares.

Agenda Item 2.    Other Business

We are not aware of any other matters to be brought before the shareholders at the annual meeting. In the event other matters are presented for a vote at the annual meeting, the person or persons holding the proxies will vote them in their discretion in accordance with their judgment on such matters.

At the annual meeting, we will report on our business and shareholders will have the opportunity to ask questions.

Independent Auditors

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

 Audit Fees

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of our consolidated financial statements for the year ended December 31, 2001 and for the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for that year were approximately $71,000.

Financial Information Systems Design and Implementation Fees

Deloitte did not provide any professional services related to financial information systems design and implementation during the year ended December 31, 2001.

All Other Fees

The aggregate fees billed by Deloitte for services rendered to us, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the year ended December 31, 2001 were approximately $115,000, including audit related services of approximately $28,000 and non-audit services of approximately $87,000. Audit related services include fees for an employee benefit plan audit and consultation on accounting standards and transactions. Non-audit services include fees for tax consultation and corporate tax return preparation.

Our Audit Committee considered whether, and has determined that, the provision of these services is compatible with maintaining the independent auditors' independence.

Voting at the Annual Meeting

Who may vote

If you were a shareholder of record of Timberline as of the close of business on March 11, 2002, you are entitled to vote at the meeting.  If your shares are held by a broker, bank or other nominee holder (in "street name"), that nominee holder will vote your shares as you instruct, or, if you do not give voting instructions on the form provided by the nominee, your shares will be voted in the discretion of the nominee with respect to the election of directors and on such other matters as properly come before the meeting.

Voting by proxy

You do not have to attend the meeting.  You may vote your shares by proxy if you wish.  You may mark the enclosed proxy card to indicate your vote on the matters presented at the meeting, and the individuals whose names appear on the proxy card will vote your shares as you instruct.

If you submit a proxy with no instructions, the named proxy holders will vote your shares in favor of the nominees for directors.  In addition, the named proxy holders will vote in their discretion on such other matters that may be considered at the shareholders' meeting.  The Board of Directors has named Curtis L. Peltz and Carl C. Asai as the proxy holders.  Their names appear on the proxy form accompanying this proxy statement.  You may name another person to act as your proxy if you wish, but it is not necessary to do so.

Revoking a proxy

If you are the record holder of your shares, you may revoke your proxy at any time before the vote is taken at the meeting.  You may revoke your proxy by submitting a proxy bearing a later date or by notifying the Corporate Secretary of Timberline Software Corporation (personally in writing or by mail) of your wish to revoke your proxy.  You may also revoke your proxy by oral request if you are present at the meeting.

You may still attend the meeting even if you have submitted a proxy.  You should be aware that simply attending the meeting will not, of itself, revoke a proxy.

If your shares are held in street name, you must contact your broker or other nominee holder of your shares to revoke your voting instructions or change your vote.  If your shares are held in street name, you will not be able to vote or change your vote at the meeting.

Please complete, date, and sign the accompanying proxy and return it promptly to us in the enclosed, postage-paid envelope, even if you plan to attend the meeting.

Number of shares that may vote

The authorized capital stock of Timberline consists of 20 million shares of common stock.  As of
March 11, 2002, there were 11,688,856 shares of common stock outstanding and entitled to vote at the meeting.

How we determine a quorum

Shareholders holding at least a majority of the outstanding shares of common stock must either attend the meeting or submit proxies to have a quorum. If you come to the meeting or submit a proxy, but you abstain from voting on a given matter, we will still count your shares as present for determining a quorum.

How we count votes

The named proxies will vote your shares as you instruct on your proxy. We will not count abstentions or broker non-votes for or against a matter submitted to a vote of shareholders. Each share is entitled to one vote.

A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominee. On some matters, such as the election of directors, a broker or other nominee can vote those shares without instructions from the beneficial owner. On other matters, a broker may only vote those shares if the beneficial owner gives the broker voting instructions. None of the business expected to be conducted at the meeting requires that beneficial owners give their brokers voting instructions. We will count broker non-votes as present for establishing a quorum.

Election of directors

Directors are elected by a plurality of votes, which means that the nominees that receive the most votes will be elected, regardless of how many votes each nominee gets. You may not accumulate your votes in electing directors, but rather, you may vote the total number of shares that you own for each open director position.

What if I do not mark my proxy?

If you submit a signed proxy without giving voting instructions, the named proxies will vote your shares in their discretion. Those individuals named on the enclosed proxy form intend to vote for the Board of Directors' nominees for director. If you do not sign your proxy, we will not count you as present for determining a quorum, and we will not count your votes.

How many shares do directors and officers own?

Directors and executive officers beneficially owned 828,698shares, of which 459,468 are entitled to vote. Those shares constitute 3.9% of the total shares outstanding and entitled to be voted at the meeting. We expect all directors and executive officers to vote for the Board's nominees for directors, although they are not obligated to do so.

Shareholder Proposals

If you wish to include a proposal in our proxy statement for the 2003 annual meeting of shareholders, you must deliver the proposal and supporting information, as required by the rules of the Securities and Exchange Commission, to the Corporate Secretary of Timberline at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon 97006 on or before November 22, 2002, for your proposal to be included in our proxy statement for that meeting. Shareholders interested in submitting such a proposal are advised to contact counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the company's proxy statement.

Annual Reports and Financial Statements

We are enclosing with this proxy statement a copy of our Annual Report to Shareholders for the year ended December 31, 2001. You may obtain additional copies of the Annual Report and our annual report on Form 10-K filed with the Securities and Exchange Commission by writing to Carl C. Asai, Senior Vice President and Chief Financial Officer, at the address indicated above.  The Annual Report is not part of the proxy solicitation materials.

March 20, 2002

By Order of the Board of Directors

Carl C. Asai, Corporate Secretary

Your vote is important.
Please send in your proxy immediately,
using the envelope provided.

[FRONT]

TIMBERLINE SOFTWARE CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 30, 2002

The undersigned hereby appoints Curtis L. Peltz and Carl C. Asai, and each of them, proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Shareholders of TIMBERLINE SOFTWARE CORPORATION to be held on April 30, 2002 and any adjournments thereof, with respect to the following:

(Continued, and to be marked, dated and signed on the other side)

[REVERSE]

1.       Election of Directors

(INSTRUCTION: To withhold authority to vote for any individual, write the name of that individual on the line set forth below the listing of nominees.)

Thomas P. Cox, James A. Meyer, Curtis L. Peltz, Donald L. Tisdel

_________________________________________________________________________

[    ] FOR all nominees listed (except as marked to the contrary)

[    ] WITHHOLD AUTHORITY to vote for all nominees listed

Either or both of the proxies (or substitutes) present at the meeting may exercise all powers granted hereby.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s) __________________________ Signature(s) _________________________ Date_________________________

NOTE: Please date and sign above exactly as your name or names appear herein. If more than one name appears above, all should sign. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full title and authority.